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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 5
               (dated January 2, 2001 for reference purposes only)

                          To Lease Dated April 15, 1994

               Between Presbyterian Health Foundation as Landlord, and UROCOR, INC. formerly known as CytoDiagnostics, Inc., as Tenant

         WHEREAS, Landlord and Tenant are the parties to the above described Lease for the Building located at 840 N. Research Parkway; and,

Landlord and Tenant mutually desire to amend the above-described lease, (amended via Amendment No. 1 dated April 14, 1997, Amendment No. 2 dated April 14, 1998, Amendment No. 3 dated February 1, 1999, Amendment No. 4 dated September 29, 1999 and this Amendment No. 5 dated January 2, 2001) as follows:

The provisions of this Amendment No. 5 shall supersede and control any inconsistent provisions contained in the Lease, regardless of whether such inconsistent provisions are contained in the printed portion of the Lease or any rider, addendum, amendment or exhibit annexed thereto.

I.  Amended Leased Premises:                Commencing March 1, 2001, the Lease
                                            Premises shall increase by 2,887
                                            rentable square feet as shown on
                                            the attached Exhibit A-5. This
                                            makes the total Lease Premises
                                            108,063 rentable square feet.

II.  Amended Expense Stop:                  The "Expense Stop" shall change
                                            commencing January 1, 2001, from
                                            $4.50 per Rentable Square Foot: to
                                            "All Operating Costs for the
                                            calendar 2000 adjusted to reflect
                                            the greater of (i) the Building
                                            being 95% occupied or (ii) actual
                                            occupancy of the Building."

III.  Amended Operating Costs:              Item (j) of 1.2, Other Definitions,
                                            starting on page 5 of the Lease
                                            Agreement shall be amended as
                                            follows: The first sentence of the
                                            paragraph shall be replaced with
                                            the following sentence:

                                            "The actual expenses incurred by
                                            Landlord (adjusted to reflect the
                                            greater of (i) the Building being
                                            95% occupied or (ii) actual
                                            occupancy of the building) with
                                            respect to operation, maintenance,
                                            and management of the Building
                                            (including Common Areas) and all
                                            other improvements located on the
                                            Real Estate in excess of the
                                            "Expense Stop" as defined above."

Both parties agree to the terms of the Lease Agreement as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and this Amendment No. 5, and the Lease Agreement shall continue in full force and effect.

Landlord:  Presbyterian Health Foundation

By:        /s/ Dennis McGrath               Date:  3/20/01
           ------------------------------        ------------------------------
           Dennis McGrath, Vice President

Tenant:    UROCOR, INC.

By:        /s/ Michael W. George            Date:  3/16/01
           -------------------------------       ------------------------------
           Michael W. George
           President/Chief Operating Officer